UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 27, 2004
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      000-26422               94-3171943
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                           350 MAIN STREET, SUITE 307
                         DOYLESTOWN, PENNSYLVANIA 18901
                    (Address of principal executive offices)



                                 (215) 340-4699
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS

On October 27, 2004, Discovery Laboratories, Inc. (the "Company") issued a press release to announce that the European Medicines Evaluation Agency has determined that the Marketing Authorization Application ("MAA") for Surfaxin(R) for the treatment and prevention of Respiratory Distress Syndrome in premature infants has been validated. Validation of the MAA indicates that the Company's application is complete and that the review process has begun. The full text of the press release is set forth in Exhibit 99.1 hereto.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits:

                  99.1     Press Release dated October 27, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DISCOVERY LABORATORIES, INC.


                                By:  /s/ Robert J. Capetola
                                     ----------------------------------
                                Name:  Robert J. Capetola, Ph.D.
                                Title: President and Chief Executive Officer

Date: October 27, 2004


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